EXHIBIT 10.1

CONSENT AND WAIVER

This CONSENT AND WAIVER (this “Consent and Waiver”) is made and entered into as of April 28, 2025, by each of the individuals and entities listed on the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”) and Quanterix Corporation, a Delaware corporation (“Parent”).

WHEREAS, Parent, Wellfleet Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Akoya Biosciences, Inc., a Delaware corporation (the “Company”) have entered into that certain Agreement and Plan of Merger, dated as of January 9, 2025 (the “Original Merger Agreement,” and as may be amended, restated, supplemented or otherwise modified from time to time (including pursuant to the A&R Merger Agreement defined below), the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent upon the terms and subject to the conditions set forth therein;

WHEREAS, concurrently with the execution and delivery of the Original Merger Agreement, and as a condition and inducement to Parent and Merger Sub to enter into the Original Merger Agreement, each of the Stockholders and Parent have entered into a Voting and Support Agreement dated as of January 9, 2025 (the “Voting Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Voting Agreement, including in its references to terms defined in the Merger Agreement), whereby, among other things, each such Stockholder agreed to vote such Stockholder’s Subject Shares in favor of the adoption of the Original Merger Agreement and certain other related matters, and against certain other matters inconsistent with the transactions contemplated in the Original Merger Agreement;

WHEREAS, Parent, Merger Sub and the Company desire to amend and restate the Original Merger Agreement in its entirety to read substantially in the form attached hereto as Annex A (the “A&R Merger Agreement”), as a result of which, among other things: (a) the Merger Consideration in respect of each Company Share would be modified to be (i) 0.1461 fully paid and nonassessable Parent Shares and (ii) $0.38 in cash, without interest, and such Merger Consideration would be subject to further adjustment upon the terms and subject to the conditions set forth in the A&R Merger Agreement (including Sections 2.08(e) and 2.08(f) thereof); and (b) the Termination Date would be extended until August 31, 2025 (such modifications described in clauses (a) and (b), the “Relevant Modifications”);

WHEREAS, pursuant to Section 4.01 of the Voting Agreement, the Voting Agreement may be terminated with respect to any Stockholder whose prior written consent to the Relevant Modifications has not been obtained; and

WHEREAS, as a condition and inducement to Parent and Merger Sub to enter into the A&R Merger Agreement, each undersigned Stockholder has agreed to consent to the Relevant Modifications.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, each of the parties hereto hereby agrees as follows:

1.              Consent to Modifications. Each undersigned Stockholder hereby provides its prior consent, for all purposes under the Voting Agreement, to the entry into the A&R Merger Agreement by the parties thereto and all modifications made to the Merger Agreement thereunder, including the Relevant Modifications.

2.              Waiver of Termination, Remedies. Each undersigned Stockholder hereby waives any right to terminate the Voting Agreement or any other remedy under the Voting Agreement, in each case as the same may exist or be exercised as a result of the Relevant Modifications or otherwise in connection with the entry into the A&R Merger Agreement by the parties thereto.

3.              Amendment. Effective immediately following execution and delivery of the A&R Merger Agreement, the parties agree that clause (d) of Section 4.01 of the Voting Agreement is hereby amended and restated in its entirety, to read as follows:

“(d) with respect to any Stockholder, the entry without the prior written consent of such Stockholder into any amendment to the Merger Agreement that results in a decrease in the Per Share Stock Consideration or the Per Share Cash Consideration or a change in the form of Merger Consideration.”

4.              Voting Agreement. The Voting Agreement shall continue in full force and effect in accordance with its own terms (as modified hereby) with respect to each Stockholder following the entry into the A&R Merger Agreement by the parties thereto, and each such Stockholder shall remain subject to its obligations thereunder.

5.              No Implied Waiver or Amendment. Except as expressly set forth in this Consent and Waiver, this Consent and Waiver is limited to the matters specifically set forth herein, and shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the parties under the Voting Agreement, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Voting Agreement, all of which shall continue in full force and effect. Nothing in this Consent and Waiver shall be construed to imply any willingness on the part of any party to agree to or grant any similar or future consent or waiver of any of the terms and conditions of the Voting Agreement.

6.              Applicable Law. This Consent and Waiver shall be governed by and construed in accordance with, and all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved under, the Laws of the State of Delaware without regard to the Laws of the State of Delaware or any other jurisdiction that would call for the application of the substantive Laws of any jurisdiction other than the State of Delaware.

7.              Other General Provisions. The provisions of Sections 4.04, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12 and 4.13 of the Voting Agreement shall apply to this Consent and Waiver as if set forth herein in their entirety, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, Parent has caused this Consent and Waiver to be executed on its behalf by Parent’s duly authorized officer as of the day and year first above written.

QUANTERIX CORPORATION

By:	/s/ Masoud Toloue
	Name:	Masoud Toloue
	Title:	Chief Executive Officer

[Signature Page to Consent and Waiver]

THOMAS RAFFIN, MD

/s/ Thomas Raffin

[Signature Page to Consent and Waiver]

THOMAS P. SCHNETTLER

/s/ Thomas P. Schnettler

[Signature Page to Consent and Waiver]

SCOTT MENDEL

/s/ Scott Mendel

[Signature Page to Consent and Waiver]

ROBERT G. SHEPLER

/s/ Robert G. Shepler

[Signature Page to Consent and Waiver]

PASCAL BAMFORD

/s/ Pascal Bamford

[Signature Page to Consent and Waiver]

NIRO RAMACHANDRAN, Ph.D.

/s/ Niro Ramachandran

[Signature Page to Consent and Waiver]

MYLA LAI-GOLDMAN, MD

/s/ Myla Lai-Goldman

[Signature Page to Consent and Waiver]

JOHN FREDERICK EK

/s/ John Frederick Ek

[Signature Page to Consent and Waiver]

JENNIFER KAMOCSAY

/s/ Jennifer Kamocsay

[Signature Page to Consent and Waiver]

MATTHEW WINKLER Ph.D.

/s/ Matthew Winkler

[Signature Page to Consent and Waiver]

BRIAN MCKELLIGON

/s/ Brian McKelligon

[Signature Page to Consent and Waiver]

PIPER SANDLER MERCHANT BANKING FUND II, L.P.

By: PSC Capital Management II LLC, its General Partner

/s/ Theodore J. Christianson
Name: Theodore J. Christianson
Title: Chief Executive Officer

[Signature Page to Consent and Waiver]

TELEGRAPH HILL PARTNERS III, L.P.

By: Telegraph Hill Partners III Investment Management, LLC, its General Partner

By: Telegraph Hill Partners Management Company LLC, its Manager

/s/ J. Matthew Mackowski
Name: J. Matthew Mackowski
Title: Managing Director

THP III AFFILIATES FUND, LLC

By: Telegraph Hill Partners III Investment Management, LLC, its Manager

By: Telegraph Hill Partners Management Company LLC, its Manager

/s/ J. Matthew Mackowski
Name: J. Matthew Mackowski
Title: Managing Director

[Signature Page to Consent and Waiver]